UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2025 (July 10, 2025)

QRONS INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-55800	81-3623646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 N. Brand Boulevard, Suite 1300 Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

+1 (587) 577-9261

(Registrant’s telephone number, including area code)

____________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Press Release

On July 10, 2025, Qrons Inc., a Wyoming corporation, (the “Company”) issued the following shareholder letter by press release:

Qrons / First Person Provides Shareholder Update and Strategic Overview

Dear Shareholders,

Following our successful merger with QRONS, Inc., First Person has continued to be a pioneering cognitive performance company, focused on science-backed, proprietary products in supplements, functional beverages, and novel B2B ingredient supply. We recognize that some legacy QRON shareholders may not have full visibility into our mission and current plans, therefore we want to provide this update to ensure all stakeholders are well-informed about our path forward.

Market Status and Next Steps

We have been working diligently to complete our post-merger audits and required SEC filings. Due to the complexity of the acquisition and the volume of work required by our third-party accountants and auditors, we anticipate a potential brief transition from the OTCQB to the OTC Expert market effective July 18, as our 15c2-11 filing will lapse temporarily on that date should we not be able to file our Form 10-Q on or before July 17, 2025. We are still working hard to meet that deadline, however, it may take us additional time to fully complete the required fiscal audits of First Person as well as undertake the required audit review for the Qrons consolidated Form 10-Q for the three and six month periods ended March 31, 2025 and June 30, 2025.

We want to reassure shareholders that in the event this change to our listing tier with OTCMarkets occurs, it would represent a short-term administrative step. If we do not meet the July 17, 2025, reporting deadline, we expect to be in a position to complete all required filings as quickly as possible and once uploaded to Edgar, to concurrently submit to requalify for the OTCQB market tier. We expect approval of an updated Form 211 by OTCMarkets and a concurrently proposed Reg A capital raise to occur in a similar timeframe.

While we recognize this is not an ideal transition, it does not fundamentally impact our business or growth strategy. It is simply a technical listing change while we finalize our financial reporting, and we are confident in our ability to move back to the OTCQB market tier promptly.

Who We Are

First Person has built a category-defining brand platform at the intersection of cognitive performance and better social drinking solutions. Our proprietary dual-extraction and co-crystallization processes deliver advanced cognitive benefits through great-tasting, easy-to-use products that fit seamlessly into customers’ routines.

Our flagship cognitive supplements target neurotransmitters involved in motivation & focus, stress & mood balance, and deep restorative sleep, with over $13 million in sales since launch. This year, we plan to launch Social Code, our ready-to-drink, alcohol- and THC-free social tonic featuring crystallized kanna, lion’s mane, and mango leaf extracts to deliver a clean-label, feel-good social buzz without the hangover.

We have also launched a novel B2B ingredient strategy, highlighted by our first shipment of crystallized lion’s mane to a customer last quarter, unlocking another layer of growth through partnerships and licensing.

Why We Are Confident

•	Proprietary ingredient technology that gives us product and channel moats
•	Strong consumer demand demonstrated by our supplement performance and expanding product roadmap
•	Diversified, high-growth revenue streams, including direct-to-consumer, wholesale, and B2B ingredient licensing
•	Experienced leadership with a proven track record in CPG innovation, capital markets, and building successful omni-channel brands
•	Large market opportunity, with the global non-alcoholic beverage market projected to exceed $30 billion as consumers shift to healthier, mood-enhancing options

Our layered business model positions us to lead this cultural shift away from traditional alcohol and toward science-backed, socially oriented cognitive wellness.

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Commitment to Shareholders

Since the merger, we have taken significant steps to strengthen and streamline our operations, including improving gross margins, expanding distribution partnerships opportunities, and preparing for a broader launch of our next-generation social tonic (Social Code) later this year. We have expanded our support team to include sufficient personnel to be able to allow for timely public reporting on a go forward basis.

We remain fully committed to creating long-term shareholder value and executing our growth strategy. The potential brief transition to OTC Expert Market is purely a timing issue tied to our audits and required regulatory filings and we expect to regain OTCQB status in short order. We appreciate your support and patience as we complete these final hurdles in the merger process.

Sincerely,

Cory Rosenberg

President & CEO

Business Overview

On July 102, 2025, the Company release a Business Overview that highlights the Company’s products and their strategic positioning, as well as the Company’s overall strategies.

The foregoing description of the Business Overview does not purport to be complete and is qualified in its entirety by reference to the complete text of the Business Overview attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the Business Overview is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements the Company may make by press release or otherwise from time to time. The Business Overview speaks as of the date of this Current Report. While the Company may elect to update the Business Overview in the future to reflect events and circumstances occurring or existing after the date of this Current Report, the Company specifically disclaims any obligation to do so.

By furnishing this Current Report on Form 8-K and furnishing the Business Overview, the Company makes no admission as to the materiality of any information in this Current Report, including, without limitation, the Business Overview. The Business Overview contains forward-looking statements. See Page 2 of the Business Overview for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.

The information set forth in this Item 7.01 of this Current Report, including without limitation the Section 18 of the Securities Exchange Act of 1934, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Business Overview dated July 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Date: July 10, 2025.
QRONS INC.

By:	/s/ Corey J. Rosenberg
Corey J. Rosenberg
Chief Executive Officer

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